Exhibit 32.2

Certification of the Chief Financial Officer

Certification Pursuant to Rule 13a-14(b) and Rule 15d-14(b)

Section 1350, Chapter 63 of Title 18

of the United Sates Code,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Kaiser Group Holdings, Inc. (the “Company”) for the period ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marijo L. Ahlgrimm, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2004	/s/ Marijo L. Ahlgrimm
Marijo L. Ahlgrimm,
Chief Financial Officer